UTStarcom, Inc.
Limited Power of Attorney - Securities Law Compliance
The undersigned, as an officer or director of
UTStarcom, Inc. (the "Corporation"), hereby
constitutes and appoints Carmen Chang, Thomas Savage,
Valerie Barnett, Su Ping Lu, Brent Irvin, Jin Han,
Steven Welles, Francis Barton, Viraj Patel and Mark Green,
and each of them (each, an "Attorney" and collectively,
the "Attorneys"), as the undersigned's true and lawful
attorney-in-fact and agent to complete and execute
such Forms 144, Forms 3, 4 and 5 and other forms
(including any amendments thereto) as such Attorney
shall in his or her discretion determine to be
required or advisable pursuant to Rule 144 promulgated
under the Securities Act of 1933 (as amended, the
"Act"), Section 16 of the Securities Exchange Act of
1934 (as amended, the "Exchange Act") and the
respective rules and regulations promulgated
thereunder, or any successor laws and regulations, as
a consequence of the undersigned's ownership,
acquisition or disposition of or transactions in
securities of the Corporation, and to do all acts
necessary in order to file such forms with the
Securities and Exchange Commission, any securities
exchange or national association, the Corporation and
such other person or agency as the Attorney shall deem
appropriate.  The undersigned hereby approves,
ratifies and confirms all that said attorneys-in-fact
and agents shall do or cause to be done by virtue hereof.
The authority of the Attorneys under this Limited
Power of Attorney shall continue until the undersigned
is no longer required to file such Forms 144, Forms 3,
4 and 5 and other forms (including any amendments
thereto) as may be required pursuant to the laws and
regulations described above with regard to his or her
ownership, acquisition or disposition of or
transactions in securities of the Corporation, unless
earlier revoked in writing.  The undersigned
acknowledges that the Attorneys are not assuming any
of the undersigned's responsibilities to comply with
Rule 144 promulgated under the Act or Section 16 of
the Exchange Act.
This Limited Power of Attorney is executed at
Hauppauge NY, this 8 day of February 2007.
/s/ Philip Christopher
Signature

Philip Christopher
Print Name

Dated: Feb 8, 07
Witness:

/s/ Neil Levine
Signature

Neil Levine
Type or Print Name

Dated: 2/8/07